Exhibit 99.1

Patterson-UTI Signs Term Sheet to Partner with ADNOC Drilling in the UAE

HOUSTON – May 13, 2024 – PATTERSON-UTI ENERGY, INC. (NASDAQ: PTEN) (“Patterson-UTI” or “the Company”) today announced that its subsidiary, Patterson-UTI International Holdings, Inc., has signed a non-binding term sheet with ADNOC Drilling, the largest national drilling contractor in the Middle East and the sole provider of drilling rig services in the Emirate of Abu Dhabi. Subject to the execution of definitive agreements and any necessary regulatory approvals, Patterson-UTI expects to hold a minority equity interest in Turnwell Industries LLC OPC (“Turnwell”), a company recently formed by ADNOC Drilling. Patterson-UTI expects that Schlumberger Middle East SA, a subsidiary of SLB, will also hold a minority equity interest in Turnwell. Turnwell has been awarded a $1.7 billion contract to drill and complete 144 unconventional wells for Abu Dhabi National Oil Company (ADNOC).

In exchange for the minority equity interest, Patterson-UTI expects to primarily provide drilling, completion, and other oilfield service expertise to Turnwell, as well as a limited cash contribution to fund our portion of working capital. While Patterson-UTI does not plan to initially contribute or provide drilling and completion equipment, the Company may later do so depending on the long-term capital return opportunity.

“We are pleased that ADNOC Drilling recognizes Patterson-UTI as a premier drilling and completions company and technology leader, and we look forward to reaching an agreement to bring our expertise to the initial phase of this groundbreaking project,” said Andy Hendricks, Patterson-UTI’s Chief Executive Officer. “We are excited by the opportunity to partner with ADNOC Drilling and SLB to improve our position in one of the most important oil and gas regions in the world. There is a vast unconventional resource that is expected to be developed in the United Arab Emirates over many years, and we are confident that our expertise and knowledge from our experience in the United States can help Turnwell deliver to the customer U.S. shale type efficiencies to the drilling and completions process.”

Mr. Hendricks continued, “I am excited about this potential opportunity to allow Patterson-UTI to grow our presence in the Middle East in a capital efficient manner, as we do not expect to initially contribute any capital equipment. We also do not expect this opportunity to change our previously announced capital expenditure budget or impact our expectation to return at least $400 million to shareholders in 2024 through dividends and share repurchases. We will continue to be strategic about our capital deployment and this potential opportunity with ADNOC Drilling allows us to participate in the early stages of a project that could provide substantial growth prospects over the course of many years. We think this opportunity has the potential to create significant value for our partners, the customer, and our shareholders.”

About Patterson-UTI

Patterson-UTI is a leading provider of drilling and completion services to oil and natural gas exploration and production companies in the United States and other select countries, including contract drilling services, integrated well completion services and directional drilling services in the United States, and specialized drill bit solutions in the United States, Middle East and many other regions around the world. For more information, visit www.patenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI's current beliefs, expectations or intentions regarding future events. Words such as "anticipate," "believe," "budgeted," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "potential," "project," "pursue," "should," "strategy," "target," or "will," and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Patterson-UTI's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: adverse oil and natural gas industry conditions; global economic conditions, including inflationary pressures and risks of economic downturns or recessions in the United States and elsewhere; volatility in customer spending and in oil and natural gas prices that could adversely affect demand for Patterson-UTI’s services and their associated effect on rates; excess availability of land drilling rigs, pressure pumping and directional drilling equipment, including as a result of reactivation, improvement or construction; competition and demand for Patterson-UTI’s services; the impact of the ongoing conflict in Ukraine; strength and financial resources of competitors; utilization, margins and planned capital expenditures; liabilities from operational risks for which Patterson-UTI does not have and receive full indemnification or insurance; operating hazards attendant to the oil and natural gas business; failure by customers to pay or satisfy their contractual obligations (particularly with respect to fixed-term contracts); the ability to realize backlog; specialization of methods, equipment and services and new technologies, including the ability to develop and obtain satisfactory returns from new technology; the ability to retain management and field personnel; loss of key customers; shortages, delays in delivery, and interruptions in supply, of equipment and materials; cybersecurity events; synergies, costs and financial and operating impacts of acquisitions; difficulty in building and deploying new equipment; governmental regulation; climate legislation, regulation and other related risks; environmental, social and governance practices, including the perception thereof; environmental risks and ability to satisfy future environmental costs; technology-related disputes; legal proceedings and actions by governmental or other regulatory agencies; the ability to effectively identify and enter new markets; public health crises, pandemics and epidemics; weather; operating costs; expansion and development trends of the oil and natural gas industry; ability to obtain insurance coverage on commercially reasonable terms; financial flexibility; interest rate volatility; adverse credit and equity market conditions; availability of capital and the ability to repay indebtedness when due; our return of capital to stockholders; stock price volatility; and compliance with covenants under Patterson-UTI’s debt agreements. In addition, risks that could cause actual results to differ from forward-looking statements include: the risk associated with the timing of the execution of definitive agreements and the closing of the proposed transaction, including the risk that we and the other parties cannot reach agreement on the terms of definitive agreements, that any necessary regulatory approvals are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; unanticipated difficulties or expenditures relating to the transaction; the response of shareholders as a result of the announcement and pendency of any transaction; and the diversion of management time on transaction related issues.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI's SEC filings. Patterson-UTI's filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI's website at http://www.patenergy.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Patterson-UTI undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:

Michael Sabella

Vice President, Investor Relations

(281) 885-7589